Exhibit 2.19
THIRD SUPPLEMENTAL INDENTURE
dated as of May 15, 2008
among
VITRO, S.A.B. de C.V.,
The Guarantors Party Hereto
and
THE BANK OF NEW YORK,
as Trustee, Registrar and Paying Agent

8.625%
Senior Notes due
2012

This Third Supplemental Indenture, dated as of May 15, 2008, (this “Supplemental Indenture”), among Vitro, S.A.B. de C.V., a Mexican corporation (sociedad anónima bursátil de capital variable) (together with its successors and assigns, the “Company”), each of the Subsidiaries identified under the caption “NEW GUARANTORS” on the signature pages hereto (individually, a “New Guarantor” and collectively, the “New Guarantors”), each of the Subsidiaries identified under the caption “EXISTING GUARANTORS” on the signature pages hereto (individually, an “Existing Guarantor” and collectively, the “Existing Guarantors”), and The Bank of New York, as Trustee (the “Trustee”), registrar (the “Registrar”) and paying agent (the “Paying Agent”).
RECITALS
WHEREAS, the Company, the Existing Guarantors and the Trustee entered into the Indenture, dated as of February 1, 2007 (as amended, supplemented, waived or otherwise modified, the “Indenture”), relating to the Company’s 8.625% Senior Notes due 2012 (the “Notes”);
WHEREAS, the Company agreed pursuant to Section 4.11 of the Indenture to cause each of the New Guarantors to provide a Note Guaranty.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Third Supplemental Indenture hereby agree as follows:
Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 2. Each of the New Guarantors, by its execution of this Third Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.
Section 3. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 4. This Third Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 5. This Third Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Third Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

VITRO, S.A.B. de C.V., as Issuer

By:

Name: Ramón Leal Chapa
Title: Attorney in Fact

By:

Name: Rafael Colome Carrasco
Title: Attorney in Fact

NEW GUARANTORS

SERVICIOS VITRO COSMOS, S.A. DE C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

SERVICIOS VIDRIERA LOS REYES, S.A. de C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

SERVICIOS VIDRIERA GUADALAJARA, S.A. de C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

SERVICIOS VIDRIERA TOLUCA, S.A. de C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

SERVICIOS VIDRIERA QUERÉTARO, S.A. de C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

VAU, S.A. de C.V.

By:

Name: Jaime Enrique Sinta Araujo
Title: Attorney in Fact

EXISTING GUARANTORS

VIMEXICO, S.A. DE C.V.;
VITRO ENVASES NORTEAMÉRICA, S.A. DE C.V.;
VITRO CORPORATIVO, S.A. DE C.V.;
VITRO ENVASES HOLDING, S.A. DE C.V.;
TALLER DE COLECCIÓN VITRO, S.A. DE C.V.;
SERVICIOS CORPORATIVOS DE EDIFICACIONES, S.A. DE C.V.;
VIDRIERA MONTERREY, S.A. DE C.V.;
VIDRIERA LOS REYES, S.A. DE C.V.;
VIDRIERA GUADALAJARA, S.A. DE C.V.;
VIDRIERA QUERETARO, S.A. DE C.V.;
VIDRIERA MEXICO, S.A. DE C.V.;
VIDRIERA TOLUCA, S.A. DE C.V.;
COMPAÑÍA VIDRIERA, S.A. DE C.V.;

FABRICACION DE MAQUINAS, S.A. DE C.V.;
SERVICIOS INTEGRALES DE ACABADOS, S.A. DE C.V.;
INMOBILIARIA LOMA DEL TORO, S.A. DE C.V.;
INDUSTRIA DEL ALCALI, S.A. DE C.V.;
COMERCIALIZADORA ALCALI, S. DE R.L. DE C.V.;
VIDRIO LUX, S.A.;
VITRO PACKAGING, INC.;
CENTRO DE TECNOLOGIA VIDRIERA, LTD.;
VITRO EUROPA, LTD.;
AMERICAN ASSET HOLDINGS, CORP.;
CRISA HOLDINGS CORP.;
TROPER INC.;
IMPERIAL ARTS CORP.;
TROPER SERVICES, INC.;
SFK INDUSTRIES, INC.;
ALLIANCE PRECISION PRODUCTS CORPORATION;
AMSILCO HOLDINGS, INC.;
BBO HOLDINGS, INC.;
CRISA CORP.;
VK CORP.;
VITRO AUTOMOTRIZ, S.A. DE C.V.;
VITRO FLEX, S.A. DE C.V.;
DISTRIBUIDORA NACIONAL DE VIDRIO, S.A. DE C.V.;
VITRO VIDRIO Y CRISTAL, S.A. DE C.V.;
VITRO FLOTADO CUBIERTAS, S.A. DE C.V.;
DISTRIBUIDOR VIDRIERO LAN, S.A. DE C.V.;
VITROCAR, S.A. DE C.V.;
CRISTALES INASTILLABLES DE MEXICO, S.A. DE C.V.;
VIDRIO PLANO DE MEXICO, S.A. DE C.V.;
VVP HOLDINGS CORP.;
VVP SYNDICATION, INC.;
VVP AUTOGLASS, INC.;
VITRO AMERICA, INC.;
SUPER SKY PRODUCTS, INC.;
SUPER SKY INTERNATIONAL, INC.;
VVP FINANCE CORP.;
SUPER SKY CONSTRUCTORS, INC.;
VITRO COLOMBIA, S.A.;
VVP EUROPA HOLDINGS, B.V.;

VITRO DO BRASIL INDUSTRIA E COMERCIO, LTDA.;
ORIENTAL GLASS, INC.;
VITRO CHEMICALS, FIBERS AND MINING, INC.;
VITROSA HOLDING, LTD.;
VITRO GLOBAL, LTD.;
VIDRIO PLANO, S.A. DE C.V.;
DISTRIBUIDORA DE VIDRIO Y CRISTAL, S.A. DE C.V.;
VIDRIO PLANO DE MEXICALI, S.A. DE C.V.;
VITEMCO VENEZUELA, S.A.;
VITRO PANAMA, S.A.;
SERVICIOS Y OPERACIONES FINANCIERAS VITRO, S.A. DE C.V.; AND
VITEMCO ECUADOR, S.A.

By:

Name: Ramón Leal Chapa
Title: Attorney in Fact

By:

Name: Rafael Colome Carrasco
Title: Attorney in Fact

VIDRIO Y CRISTAL DEL NOROESTE, S.A. DE C.V.

By:

Name: Javier Arechavaleta Santos
Title: Attorney in Fact

THE BANK OF NEW YORK, as Trustee, Registrar and Paying Agent

By:

Name: Karen Ferry
Title: Vice President